Prospectus Supplement
John Hancock Variable Insurance Trust

Supplement dated January 2, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
American Growth-Income Trust (the fund)
Effective January 1, 2026 (the Effective Date), Keiko McKibben no longer serves as a portfolio manager of the fund's master fund, the Growth-Income Fund (the master fund), a series of American Funds Insurance Series. Accordingly, as of the Effective Date, all references to Ms. McKibben are removed from the Summary Prospectus.
In addition, as of the Effective Date, Brad Barrett, Cheryl E. Frank, Martin Jacobs and Jessica C. Spaly are added as portfolio managers of the master fund.
As of the Effective Date, Charles E. Ellwein, J. Blair Frank and Caroline Jones continue to serve as portfolio managers of the master fund and, along with Brad Barrett, Cheryl E. Frank, Martin Jacobs and Jessica C. Spaly, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.
Additionally, as of the Effective Date, the following amends and supplements the fund’s portfolio manager information under the heading “Portfolio management”:
Brad Barrett	Cheryl E. Frank	Martin Jacobs	Jessica C. Spaly
Partner – Capital Research Global Investors Managed fund since 2026	Partner – Capital Research Global Investors Managed fund since 2026	Partner – Capital Research Global Investors Managed fund since 2026	Partner – Capital Research Global Investors Managed fund since 2026
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.